UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2018

Blue Buffalo Pet Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37510	46-0552933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 River Road

Wilton, CT 06897

(Address of Principal Executive Offices) (Zip Code)

(203) 762-9751

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2018, Blue Buffalo Pet Products, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with General Mills Inc., a Delaware corporation (“Parent”) and Bravo Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company (the “Common Stock”) will be converted into the right to receive $40.00 in cash, without interest (the “Merger Consideration”), other than shares of the Company’s common stock held by Parent, Merger Sub or any other wholly-owned subsidiary of Parent, shares owned by the Company (including shares held in treasury) or any of its wholly-owned subsidiaries, and shares owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law.

At the Effective Time, each stock option of the Company, whether vested or unvested, that is outstanding immediately prior to the Effective Time will automatically be cancelled and will only entitle the holder of such stock option to receive, without interest, an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to the stock option multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price of such stock option, less applicable tax withholding. At the Effective Time, each restricted stock unit of the Company outstanding immediately prior to the Effective Time will, whether vested or unvested, automatically be cancelled and will only entitle the holder thereof to receive, without interest, an amount in cash equal to the product of (i) the total number of shares of Common Stock subject to the restricted stock unit multiplied by (ii) the Merger Consideration, less applicable tax withholding. Immediately prior to the Effective Time, the holding restrictions applicable to each share of restricted stock of the Company outstanding immediately prior to the Effective Time will automatically expire and each such share of restricted stock will be converted into the right to receive the Merger Consideration.

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) the absence of any order issued by any court of competent jurisdiction or governmental entity or any applicable law or other legal restraint, injunction, prohibition that makes consummation of the Merger illegal or otherwise prohibited; and (iii) the passing of twenty (20) days from the date on which the Company mails to the Company’s stockholders the Information Statement (as defined below) in definitive form. Parent’s obligation to consummate the Merger is also conditioned on, among other things, the absence of any Company Material Adverse Effect (as defined in the Merger Agreement).

Following execution of the Merger Agreement on February 22, 2018, Invus, L.P., The Bishop Family Limited Partnership, William W. Bishop, Jr. and The Orca Trust (the “Majority Stockholders”), holders of a majority of the issued and outstanding shares of Common Stock, duly executed and delivered to the Company a written consent, approving and adopting the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”). Notwithstanding the execution and delivery of the Written Consent, the Merger Agreement provides that the Company may, subject to the terms and conditions set forth in the Merger Agreement, engage in negotiations or discussions with, otherwise contact, or furnish any confidential information to any third party that makes an unsolicited written, bona fide acquisition proposal if, and only if, the board of directors of the Company (the “Board”) determines in good faith such acquisition proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement). The Merger Agreement also provides that, in the event that the Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that such acquisition proposal constitutes a Superior Proposal, and the Company complies with certain notice and other conditions set forth in the Merger Agreement, including providing Parent with a three (3) business day period to match or improve upon such Superior Proposal, and Parent does not deliver a proposal matching or improving upon such Superior Proposal (as determined by the Board in good faith after consultation with the Company’s outside legal and financial advisors) within such three (3) business day period, the Company may, prior to 11:59 p.m., Eastern time, on the later of (x) March 24, 2018 or (y) in the event the Company has delivered a notice to Parent of a Superior Proposal, the next calendar day following the applicable match right period with respect to such Superior Proposal, terminate the Merger Agreement to accept such Superior Proposal, subject to the Company’s payment to Parent of a termination fee of $234,000,000.

Subject to certain exceptions relating to receipt of an acquisition proposal that constitutes, or would reasonably be expected to lead to or result in, a Superior Proposal, the Merger Agreement prohibits the Company and its subsidiaries and its and their officers, directors and other representatives from directly or indirectly initiating, soliciting, or knowingly encouraging or facilitating an acquisition proposal from any third party.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. Among other things, the Company has agreed to conduct in all material respects its business in the ordinary course of business, consistent with past practice until the Merger is consummated. The Company and Parent have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities for the Merger, including all antitrust approvals, on the terms and subject to the conditions set forth in the Merger Agreement.

The Merger Agreement contains certain provisions giving each of Parent and the Company rights to terminate the Merger Agreement under certain circumstances. Upon termination of the Merger Agreement, under specified circumstances (including those described above), the Company will be required to pay Parent a termination fee of $234,000,000.

In connection with entering into the Merger Agreement, Parent and each of the Majority Stockholders entered into a support agreement, dated as of February 22, 2018, providing for each such Majority Stockholder’s agreement to vote in favor of the Merger and prohibiting such Majority Stockholders from soliciting alternative acquisition proposals, except as permitted by the Merger Agreement (the “Support Agreements”). The Support Agreements will automatically terminate if the Merger Agreement is terminated in accordance with its terms, including in the event of a termination of the Merger Agreement in connection with a Superior Proposal.

The foregoing description of the Merger Agreement, the Support Agreements and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement and the form of the Support Agreements, copies of each of which are attached hereto as Exhibits 2.1 and 99.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates as set forth therein; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 22, 2018, the Majority Holders, which, as of such date, controlled a majority of the voting power of the Company, executed Written Consents adopting the Merger Agreement.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, a Schedule 14C Information Statement (the “Information Statement”) will be filed with the SEC and sent or given to the stockholders of the Company.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and the form of the Support Agreement is attached hereto as Exhibit 99.1, which are both incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 22, 2018, by and among General Mills, Inc., Blue Buffalo Pet Products, Inc. and Bravo Merger Corp.*

99.1	Form of Support Agreement

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” The forward-looking statements contained in this release include, without limitation, statements related to: the planned acquisition of the Company and the timing and financing thereof; the ability to obtain regulatory approvals and meet other closing conditions for the planned acquisition; the expected impact of the planned acquisition, including among others, on Parent’s net sales, expected trends in net sales, earnings performance, profitability and other financial measures; expectations regarding growth potential in various products, geographies and market categories, including the impact from a more diversified portfolio of brands and business mix; expectations regarding growth in the pet food category; the realization of anticipated cost synergies, margin expansion and adjusted earnings per share accretion from the acquisition; the ability to retain key personnel; and the anticipated sufficiency of future cash flows to enable the payment of interest and repayment of short- and long-term debt as well as quarterly dividends.

These and other forward-looking statements are based on each party’s respective management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the transaction; potential volatility in the capital markets and the impact on the ability to complete the proposed debt and equity financing necessary to consummate the acquisition of the Company; failure to retain key management and employees of the Company; Parent’s level of indebtedness as a result of the transactions and its ability to achieve its objective of reducing indebtedness; issues or delays in the successful integration of the Company’s operations with those of Parent, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition from the information technology systems of the Company to those of Parent as well as risks associated with other integration or transition of the operations, systems and personnel of the Company; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the transaction by customers, competitors, suppliers and employees; future levels of revenues being lower than expected and costs being higher than expected; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and changes in the level of capital investment, and other risks described in Parent’s filings with the Securities and Exchange Commission, including Parent’s Annual Report on Form 10-K for the fiscal year ended May 28, 2017 and in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Actual results could differ materially from those projected in the forward-looking statements. Neither Parent, nor the Company undertakes any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

The Company will prepare an information statement on Schedule 14C for its stockholders with respect to the approval of the transaction described herein. When completed, the information statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.bluebuffalo.com.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 22, 2018, by and among General Mills, Inc., Blue Buffalo Pet Products, Inc. and Bravo Merger Corp.*

99.1	Form of Support Agreement

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BUFFALO PET PRODUCTS, INC.

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	Senior Vice President, General Counsel and Secretary

Date: February 23, 2018